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                                                                      EXHIBIT 23

                     CONSENT OF INDEPENDENT PUBLIC AUDITORS


         We hereby consent to the incorporation by reference in the Registration Statement on Form S-8 (No. 333-10679) of Olympic Steel, Inc. of our report dated February 9, 2004, relating to the financial statements, which appears in the Annual Report to Shareholders, which is incorporated in this Annual Report on Form 10-K.

PricewaterhouseCoopers LLP
Cleveland, Ohio
February 9, 2004